UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/08/2005

OYO GEOSPACE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-36727

DE	76-0447780
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of Principal Executive Offices, Including Zip Code)

(713) 986-4444
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On February 8, 2005, OYO Geospace Corporation issued a press release regarding its operating results for the quarter ended December 31, 2004. The press release is attached as Exhibit 99.1. The foregoing description of the press release is qualified by reference to such exhibit.

Item 7.01.    Regulation FD Disclosure

On February 8, 2005, OYO Geospace Corporation discussed operating results for fiscal year 2004, and announced its goals and outlook for fiscal year 2005. The announcement was made by means of a speech made at the Annual Meeting of Stockholders. The text of the speech is attached as Exhibit 99.2 and had been previously filed on Form 8-K dated February 8, 2005. The foregoing description of the speech is qualified by reference to such exhibit.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated February 8, 2005.
99.2 FY 2004 Annual Meeting Remarks.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Date: February 09, 2005.	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 8, 2005.
EX-99.2	FY 2004 Annual Meeting Remarks.